Exhibit 10.1
SUBSCRIPTION AGREEMENT
Graymark Healthcare, Inc.
1350 Oklahoma Tower
210 Park Avenue
Oklahoma City, OK 73102
Gentlemen:
This Subscription Agreement is entered into this 30th day of April, 2011 between Graymark Healthcare, Inc. (the “Company”) and the undersigned. This is one of a number of Subscription Agreements in connection with the private placement by the Company of up to $4,000,000 of its common stock, par value $0.0001 per share (the “Common Stock”) at a purchase price of $0.58 [market price plus $0.13] per share of Common Stock and a warrant (“Warrant”) exercisable for 1 share of Common Stock for each share of Common Stock purchased (representing 100% warrant coverage) at an exercise price of $0.45 [market price] per share.
A. Subscription. The undersigned hereby subscribes for the purchase of the number of shares Common Stock and a Warrant exercisable for shares of Common Stock, and tenders to the Company this Subscription Agreement, fully executed, and a check or wire transfer of immediately available funds in the amount of the aggregate purchase price of the number of Common Stock and a Warrant subscribed for purchase pursuant hereto.
The undersigned hereby agrees that this Subscription Agreement is irrevocable by the undersigned upon delivery to the Company, except as otherwise provided by applicable federal and state securities laws.
B. Representations. The undersigned hereby unconditionally represents and warrants to the Company, and its agents, officers, directors, affiliates and control persons, that:
1. The undersigned acknowledges that the Company files Current, Quarterly, Annual and other Reports with the U.S. Securities and Exchange Commission and the shares of Common Stock are listed on the Nasdaq Capital Market (GRMH).
2. The undersigned is acquiring the Common Stock and Warrant and will receive and hold the Common Stock and Warrant for investment purposes only and not with a view to, or in connection with, a distribution of any part or all of the Common Stock or Warrant and will not sell, transfer, assign, encumber or otherwise dispose of the Common Stock or Warrant in the absence of an effective registration statement covering the Common Stock shares under the Securities Act of 1933, as amended (the “1933 Act”), and applicable state securities laws, or without an opinion of counsel, which opinion must be satisfactory to the Company, that registration is not required thereunder.
3. The undersigned confirms that, in making the decision to purchase the Common Stock and Warrant subscribed for purchase, the undersigned has relied upon independent investigations made by the undersigned, or the undersigned’s representatives, including the undersigned’s own professional advisers, and that the undersigned and such representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company or any person(s) acting on its behalf concerning the Company and the terms of this transaction, and that no representations have been made to the undersigned concerning the Common Stock, Warrant or the Company or its businesses or other matters.
4. The undersigned understands that the Common Stock and Warrant are being offered for sale pursuant to an exemption from registration under the 1933 Act and Rule 506 of Regulation D promulgated thereunder, and represents and warrants that the Common Stock and Warrant subscribed for are being acquired by the undersigned solely for the undersigned’s own account for investment purposes only; that the undersigned has no agreement or other arrangement, formal or informal, with any person to sell, transfer or pledge any part of the Common Stock or Warrant subscribed for hereby or which would guarantee the undersigned any profit or protect the undersigned against any loss with respect to the Common Stock or Warrant; that the undersigned has no present plans to enter into any such agreement or arrangement; and that the undersigned is able to bear the economic risk of the investment in the Common Stock or Warrant for an indefinite period of time.
5. The undersigned understands and acknowledges that each certificate evidencing the Common Stock shares to be issued to the undersigned will bear a restrictive legend substantially in the form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE OKLAHOMA SECURITIES ACT OR THE SECURITIES LAWS OF ANY OTHER STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR THE SECURITIES LAWS OF ANY OTHER STATE OR AN OPINION OF COUNSEL OR OTHER DOCUMENTATION SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.
6. The undersigned understands that the Common Stock and Warrant will not be transferable, except pursuant to registration or a registration exemption under the 1933 Act (including Rule 144 promulgated thereunder) and the applicable state securities laws, unless registered under the 1933 Act and applicable state laws. The undersigned has no need of immediate liquidity with respect to the undersigned’s investment in the Common Stock and Warrant.
7. The undersigned hereby represents that the undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D, promulgated under the 1933 Act
8. The information set forth herein may be relied upon by the Company and as true and correct as of the date hereof. The undersigned acknowledges and understands that such information is being furnished so that the Company and can evaluate whether an investment in the Common Stock shares is suitable for the undersigned and this Subscription Agreement may be accepted by the Company. The undersigned understands that the Common Stock shares will not be registered under the 1933 Act in reliance upon exemptions from registration provided by the 1993 Act and Regulation D promulgated thereunder and under exemptions available from the registration or qualification requirements under applicable state securities laws. The undersigned is aware that the Company and will rely upon the representations and warranties set forth herein, in part, in determining whether the Offering meets the conditions specified in Rule 506 and other provisions of Regulation D promulgated under the 1933 Act and under exemptions available from the registration or qualification requirements under applicable state securities laws.
9. The undersigned agrees that the representations and warranties contained herein shall survive the undersigned’s purchase of the Common Stock shares of the Company.
C. General Information.
1. Any notice provided to the Company pursuant to this Subscription Agreement shall be provided to:

With a copy to:
Graymark Healthcare, Inc.	Greenberg Traurig LLP
1350 Oklahoma Tower	One International Place
210 Park Avenue	Boston, MA 02110
Oklahoma City, OK 73102	Attn: Robert E. Puopolo, Esq.
Attn: Chief Executive Officer
2. The undersigned hereby agrees to wire transfer the Aggregate Purchase Price to Valliance Bank in accordance with the following wiring instructions:

BANK:	VALLIANCE BANK
BANK ADDRESS:	1601 NW EXPRESSWAY, SUITE 100, OKC, OK 73118
ACCOUNT NAME:	GRAYMARK HEALTHCARE, INC.
ACCOUNT NUMBER:
ABA NUMBER:	103013017
FOR BENEFIT OF:	GRAYMARK HEALTHCARE, INC.
REFERENCE:	[INVESTOR NAME]
3. The undersigned’s federal employer identification number is 26-1699176.

4. This Subscription Agreement may be executed and delivered (including by facsimile or other electronic transmission and any counterpart so delivered shall be deemed to have been delivered and be valid and effective for all purposes) in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
5. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Oklahoma, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

THE UNDERSIGNED’S EXECUTION SIGNATURE
INVESTOR NAME:
By:
Name:
Title:
Address:
Number of Shares of Common Stock:
Number of Shares of Common Stock Exercisable under Warrant:
Aggregate Purchase Price:
ACCEPTANCE OF SUBSCRIPTION AGREEMENT
Accepted this _____day of _____, 2011.
GRAYMARK HEALTHCARE, INC.

By:
Stanton Nelson, Chief Executive Officer

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